SCUDDER INVESTMENTS
Semiannual report to contract holders for the six months ended June 30, 2002
Semiannual report
For contract holders of Scudder Passport
Scudder Variable Series

This report must be preceded or accompanied by the current prospectus.

Scudder Passport is a variable and market value-adjusted deferred annuity contract (policy form series L-1600), issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder Passport is not available in all states. The contract contains limitations. Policy forms may vary per state.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company

Investment Manager:

Deutsche Investments Management Americas Inc

222 South Riverside Plaza

Chicago, IL 60606

Tel (800) 778-1482

SCUDDER INVESTMENTS A Member of Deutsche Asset Management [LOGO]
RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. PAS2-3 (8/31/02)
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801